Exhibit 10.2

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCENTIA BIOPHARMACEUTICALS, INC. AND BIOVEST INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT

2,000,000 Shares of Biovest International, Inc.	Issue Date: January , 2010

ACCENTIA BIOPHARMACEUTICALS, INC., a corporation organized under the laws of the State of Florida (the “Company”), hereby certifies that, for value received, BIODELIVERY SCIENCES INTERNATIONAL, INC., or assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business [seven years from the Approval Date for Agreement] (the “Expiration Date”), up to 2,000,000 fully paid and nonassessable shares of common stock, $0.01 par value per share, of Biovest International, Inc. (“Biovest”) which are on the date hereof issued and outstanding and standing and owned of record and beneficially by the Company at the Exercise Price per share (as defined below) (the “Warrant Shares”). The number and character of the Warrant Shares and the Exercise Price per share under this Warrant are subject to adjustment as provided herein.

As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Company” shall mean Accentia Biopharmaceuticals, Inc.

(b) The “Exercise Price” applicable under this Warrant shall be $ [120% of the closing bid price for Biovest shares on the date on which the Court in the Company’s Reorganization Proceeding enters an order authorizing the Company to grant this Warrant]

1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), Warrant Shares, subject to adjustment pursuant to Section 3.

1.1 (a). CONSENT REQUIRED: Notwithstanding the foregoing, at any time after the date of issuance of this Warrant until the date which is two years after the issuance date, Holder may not exercise this Warrant unless Holder makes written request to Biovest International, Inc., and receives written authorization from Biovest’s President, CFO, or CEO to allow such exercise by Holder. At any time after the 2-year anniversary of the date of issuance of this Warrant and prior to its Expiration Date, Holder may exercise this Warrant, in whole or in part at Holder’s sole discretion. Written requests in accordance with this provision shall be addressed to:

Biovest International, Inc.

324 S. Hyde Park Ave., Suite 350

Tampa FL 33606

Attn: Samuel S. Duffey, Esq., President

1.2. Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

2. Procedure for Exercise.

2.1. Delivery of Stock Certificates, Etc., on Exercise. Subject to Holder’s compliance with the provisions of Section 1.1 (a), the Company agrees that the Warrant Shares purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable Warrant Shares.

2.2. Exercise.

(a) Payment shall be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.

(b) Cashless Exercise. The Holder may, at any time (subject to the provisions of Section 1.1 (a) at its option, elect to exercise this Warrant, in whole or in part, on a cashless basis, by surrendering this

Warrant, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 2.2(b), the number of Warrant Shares issued to the Holder shall be determined according to the following formula:

X =	Y(A-B)
A

Where: X = number of Warrant Shares that shall be issued to the Holder;

Y = the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

(A) = the Closing Price on the Trading Day immediately preceding the date of such election;

B = the Exercise Price then in effect.

(c) Upon exercise, the Company shall issue to the Holder shares of Biovest (the “Common Stock”) which are freely tradable and which have no restrictive legend; provided, however, that if Biovest is unable to issue shares without a restrictive legend, Biovest shall, not later than [two years from the date of this Warrant] file a registration statement with the SEC covering the common stock underlying this Warrant. Such registration statement shall remain effective for the term of this Warrant.

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1. Adjustments. Subject and pursuant to the provisions of this Section 3, the Exercise Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If Biovest shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock or other capital stock or securities or property, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which Biovest is the continuing corporation), then the number of Common Stock purchasable upon exercise of the Warrant and the Exercise Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Holder thereafter exercising the Warrant shall be entitled to receive the number of shares of

Common Stock or other capital stock or securities or property which the Holder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Exercise Price that has been adjusted to reflect a fair allocation of the economics of such event to the Holder. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any capital reorganization or reclassification of the capital stock of Biovest, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Common Stock immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Common Stock equal to the number of Common Stock immediately theretofore issuable upon exercise of the Warrant, had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The provisions of this paragraph (b) shall similarly apply to successive reorganizations or reclassifications.

(c) In case Biovest shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which Biovest is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to above), or subscription rights or warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing bid price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be reasonably determined in good faith by the Board of Directors of the Company and the Holder.

(d) An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e) In the event that, as a result of an adjustment made pursuant to this Section 3, the Holder shall become entitled to receive any shares of capital stock of Biovest other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Warrant.

3.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) of Biovest referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the other securities and property receivable on or as a result of the Warrant Shares after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be.

4. Reservation of Warrant Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, Warrant Shares from time to time issuable on the exercise of this Warrant.

5. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part. On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares called for on the face or faces of the Warrant so surrendered by the Transferor.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon a bond if required and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

7. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder as the absolute owner of the Warrant and treat the Company as the absolute owner of the Warrant Shares for all purposes, notwithstanding any notice to the contrary.

8. Notices, Etc. All notices and other communications from the Company to the Holder and from the Holder to the Company shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

9. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF FLORIDA OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF FLORIDA. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ACCENTIA BIOPHARMACEUTICALS, INC.

WITNESS:
By:
Name:
Title:

Exhibit A

FORM OF SUBSCRIPTION

(To Be Signed Only On Exercise Of Warrant)

TO:	Accentia Biopharmaceuticals, Inc.

Attention:        Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

Warrant Shares

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $            . Such payment takes the form of:

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                  whose address is                                                                              .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Warrant Shares under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:

A-1

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the number of Warrant Shares opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of the Company with full power of substitution in the premises.

Transferees	Address	Warrant to purchase The Number of Warrant Shares set forth below

Dated:
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

B-1